Exhibit 99.1

Marin Software Announces Third Quarter 2021 Financial Results

San Francisco, CA (November 4, 2021) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the third quarter ended September 30, 2021.

“With the holiday season fast approaching, the improvements we’ve made this quarter to the MarinOne eCommerce module will help ensure our advertisers get the most from their marketing investments across retail media, search and social.” said Chris Lien, CEO of Marin Software.

Third Quarter 2021 Product Highlights:

•
Added new Insights, including Amazon Keyword Expansion, Amazon Negative Keyword Expansion, Top Performing Amazon Ads, Amazon Keyword Match Type Expansion, Low Volume Bid Strategies, and Bid Changes Preview.
•
Integrated SEO data from Google Search Console to improve revenue and ROAS by focusing investment on those targets that can benefit the most.
•
Expanded the eCommerce module to include Instacart, Google Shopping, Microsoft Shopping, and Criteo Retail, enabling a comprehensive view across publishers including Amazon.
•
Added reporting support for Amazon Sponsored Display Audience targets.
•
Introduced support for keyword recommendations on new Amazon groups, allowing advertisers with no existing keywords to get started quickly.
•
Introduced ad extension reporting across Google Sitelinks, Call Extensions, Callout Extensions, and Mobile App Extensions. An “All Extensions toggle” allows users to switch conveniently between just those extensions with traffic, or the complete list.
•
Introduced client-level forecasting charts into the Dashboard to streamline decisions.
•
Added optimization support for Google Dynamic Search Ads, to increase revenue and/or ROAS.
•
Introduced the ability to apply Bid Overrides via the multi-edit workflow.
•
Added the ability to roll up data by publishers and campaigns, allowing users to compare performance across publishers (i.e. Google vs. Microsoft vs. Facebook).
•
Introduced Client Tags in MarinOne, which allows users who run multi-client reports with Client Tags to do their reporting in MarinOne.
•
Added additional options to the ‘More’ menu in MarinOne Engine, including History, Settings history, and Settings link.
•
Introduced an Activity Log for MarinOne Social for users to see the status of their work more easily.
•
Added the Sync button to MarinOne Social, allowing users to bring down changes from Facebook more easily.
•
Enhanced the Help experience, serving guided tours, support center results, certification, What’s New content, and access to the support team from a comprehensive, in-app menu.

Third Quarter 2021 Financial Updates:

•
Net revenues totaled $6.2 million, a year-over-year decrease of 9% when compared to $6.8 million in the third quarter of 2020.
•
GAAP loss from operations was ($3.3) million, resulting in a GAAP operating margin of (53%), as compared to a GAAP loss from operations of ($4.3) million and a GAAP operating margin of (63%) for the third quarter of 2020.
•
Non-GAAP loss from operations was ($3.0) million, resulting in a non-GAAP operating margin of (48%), as compared to a non-GAAP loss from operations of ($2.8) million and a non-GAAP operating margin of (42%) for the third quarter of 2020.
•
Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”
•
Cash, cash equivalents and restricted cash were $50.2 million in the aggregate at September 30, 2021.
•
Raised net proceeds of $38.8 million from issuances and sales of common stock under the Company’s “at-the-market” securities offering facility, at a weighted average sales price of $9.27 per share.

•
Filed a new $100.0 million shelf registration statement with the SEC, which includes a $50.0 million “at-the-market” securities offering facility, pursuant to which we may be able to issue and sell additional shares of our common stock.
•
Entered into a new three-year revenue share agreement with Google.

Financial Outlook:

Marin is providing guidance for its fourth quarter of 2021 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending December 31, 2021
Revenues, net	$5.6	$6.1
Non-GAAP loss from operations	(4.5)	(4.0)

The Q4 revenue guidance includes estimated Q4 revenues under the new Google revenue share agreement, under which the Company expects to earn quarterly revenue commencing October 1, 2021 that will be approximately $0.5 million less than the average quarterly revenue recognized under the expiring agreement with Google during the first three quarters of 2021. Non-GAAP loss from operations includes the impact of a non-recurring charge of approximately $0.7 million related to incentive-based compensation for achievements expected to occur in the fourth quarter and excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software, CARES Act employee retention credits and non-recurring costs associated with restructurings and divestitures.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended September 30, 2021, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to conference ID 13723659. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=146754. Following the completion of the call through 11:59 p.m. Eastern Time on November 11, 2021, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13723659.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, CARES Act employee retention credit and non-recurring costs associated with restructurings and divestitures. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, CARES Act employee retention credit, other income, net and non-recurring costs associated with restructurings and divestitures. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities, advertiser and customer behavior, effects of the COVID-19 pandemic, and future financial results, including its outlook for the fourth quarter of 2021. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to any lingering effects of the global outbreak of COVID-19 on demand for our products and services; the amount of digital advertising spend managed by our customers using our products; the extent of customer acceptance and adoption of our MarinOne platform; the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to raise additional capital; our ability to manage expenses; the success of any increased investments that we may make in our engineering and sales and marketing teams; our ability to retain and attract qualified management, technical and sales and marketing personnel; any default under or required repayment of our indebtedness or any delays or reductions in forgiveness of such indebtedness, including our loan under the Paycheck Protection Program; delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; and adverse changes in general economic or market conditions. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of November 4, 2021. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	September 30,	December 31,
(Unaudited; in thousands, except par value)	2021	2020
Assets:
Current assets:
Cash and cash equivalents	$49,727	$14,280
Restricted cash	431	540
Accounts receivable, net	4,613	5,063
Prepaid expenses and other current assets	2,827	3,039
Total current assets	57,598	22,922
Property and equipment, net	4,012	5,477
Right-of-use assets, operating leases	2,740	7,737
Other non-current assets	684	873
Total assets	$65,034	$37,009
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$791	$928
Accrued expenses and other current liabilities	5,823	6,552
Note payable, current	2,226	1,854
Operating lease liabilities	3,222	6,800
Total current liabilities	12,062	16,134
Note payable, net of current	1,094	1,466
Operating lease liabilities, non-current	-	1,814
Other long-term liabilities	1,154	1,780
Total liabilities	14,310	21,194
Stockholders’ equity:
Common stock, $0.001 par value	15	10
Additional paid-in capital	350,822	308,065
Accumulated deficit	(299,006)	(291,163)
Accumulated other comprehensive loss	(1,107)	(1,097)
Total stockholders’ equity	50,724	15,815
Total liabilities and stockholders’ equity	$65,034	$37,009

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited; in thousands, except per share data)	2021	2020	2021	2020
Revenues, net	$6,155	$6,796	$18,557	$22,731
Cost of revenues	3,175	4,323	9,591	14,253
Gross profit	2,980	2,473	8,966	8,478
Operating expenses:
Sales and marketing	1,266	1,491	3,780	5,683
Research and development	2,677	3,106	7,743	9,881
General and administrative	2,312	2,131	6,176	6,123
Total operating expenses	6,255	6,728	17,699	21,687
Loss from operations	(3,275)	(4,255)	(8,733)	(13,209)
Other income, net	298	111	846	1,117
Loss before income taxes	(2,977)	(4,144)	(7,887)	(12,092)
Income tax provision (benefit)	153	(72)	(44)	(568)
Net loss	$(3,130)	$(4,072)	$(7,843)	$(11,524)
Net loss per common share, basic and diluted	$(0.22)	$(0.58)	$(0.66)	$(1.67)
Weighted-average shares outstanding, basic and diluted	14,500	7,017	11,956	6,916

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Nine Months Ended September 30,
(Unaudited; in thousands)	2021	2020
Operating activities:
Net loss	$(7,843)	$(11,524)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	670	1,661
Amortization of internally developed software	1,806	2,330
Amortization of intangible assets	—	95
Amortization of deferred costs to obtain and fulfill contracts	364	700
Interest expense	6	14
Loss on disposals of property and equipment and right-of-use assets	30	19
Unrealized foreign currency losses	43	(29)
Stock-based compensation related to equity awards	1,273	1,208
Provision for bad debts	(102)	(204)
Net change in operating leases	(396)	(294)
Changes in operating assets and liabilities
Accounts receivable	551	3,723
Prepaid expenses and other assets	(173)	289
Accounts payable	(137)	(482)
Accrued expenses and other liabilities	(1,351)	(1,994)
Net cash used in operating activities	(5,259)	(4,488)
Investing activities:
Purchases of property and equipment	(6)	(14)
Capitalization of internally developed software	(971)	(1,442)
Net cash used in investing activities	(977)	(1,456)
Financing activities:
Proceeds from issuance of common shares through at-the-market offering, net of offering costs	41,888	179
Proceeds from note payable	—	3,320
Payment of principal on finance lease liabilities	(15)	(545)
Employee taxes paid for withheld shares upon equity award settlement	(280)	(220)
Proceeds from employee stock purchase plan, net	29	19
Net cash provided by financing activities	41,622	2,753
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(48)	36
Net decrease in cash and cash equivalents and restricted cash	35,338	(3,155)
Cash and cash equivalents and restricted cash:
Beginning of period	14,820	12,105
End of period	$50,158	$8,950

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2020	2020	2020	2020	2020	2021	2021	2021
Sales and Marketing (GAAP)	$2,312	$1,880	$1,491	$1,275	$6,958	$1,246	$1,268	$1,266
Less Stock-based compensation	(110)	(149)	(24)	(70)	(353)	(66)	(70)	(122)
Less Restructuring related expenses	(50)	—	(214)	(40)	(304)	2	-	-
Plus CARES Act employee retention credit	—	—	—	—	—	42	42	60
Sales and Marketing (Non-GAAP)	$2,152	$1,731	$1,253	$1,165	$6,301	$1,224	$1,240	$1,204
Research and Development (GAAP)	$3,437	$3,338	$3,106	$2,934	$12,815	$2,399	$2,667	$2,677
Less Stock-based compensation	(167)	(217)	(123)	(100)	(607)	(98)	(133)	(159)
Less Amortization of intangible assets	(48)	—	—	—	(48)	—	—	—
Less Restructuring related expenses	—	—	(185)	(30)	(215)	(2)	—	—
Plus CARES Act employee retention credit	—	—	—	—	—	252	238	245
Plus Capitalization of internally developed software	540	418	484	427	1,869	434	238	362
Research and Development (Non-GAAP)	$3,762	$3,539	$3,282	$3,231	$13,814	$2,985	$3,010	$3,125
General and Administrative (GAAP)	$1,981	$2,011	$2,131	$2,436	$8,559	$1,869	$1,995	$2,312
Less Stock-based compensation	(75)	(72)	(67)	(69)	(283)	(63)	(130)	(248)
Less Restructuring related expenses	—	—	(123)	(5)	(128)	(2)	—	—
Plus CARES Act employee retention credit	—	—	—	—	—	70	66	67
General and Administrative (Non-GAAP)	$1,906	$1,939	$1,941	$2,362	$8,148	$1,874	$1,931	$2,131

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2020	2020	2020	2020	2020	2021	2021	2021
Gross Profit (GAAP)	$3,315	$2,690	$2,473	$3,559	$12,037	$3,067	$2,919	$2,980
Plus Stock-based compensation	94	129	(19)	47	251	35	46	103
Plus Amortization of internally developed software	864	818	648	654	2,984	624	596	586
Plus Amortization of intangible assets	47	—	—	—	47	—	—	—
Plus Restructuring related expenses	(7)	—	529	7	529	1	—	—
Less CARES Act employee retention credit	—	—	—	—	—	(175)	(179)	(174)
Gross Profit (Non-GAAP)	$4,313	$3,637	$3,631	$4,267	$15,848	$3,552	$3,382	$3,495
Operating Loss (GAAP)	$(4,415)	$(4,539)	$(4,255)	$(3,086)	$(16,295)	$(2,447)	$(3,011)	$(3,275)
Plus Stock-based compensation	446	567	195	286	1,494	262	379	632
Plus Amortization of internally developed software	864	818	648	654	2,984	624	596	586
Plus Amortization of intangible assets	95	—	—	—	95	—	—	—
Plus Restructuring related expenses	43	—	1,051	82	1,176	3	—	—
Less CARES Act employee retention credit	—	—	—	—	—	(539)	(525)	(546)
Less Capitalization of internally developed software	(540)	(418)	(484)	(427)	(1,869)	(434)	(238)	(362)
Operating Loss (Non-GAAP)	$(3,507)	$(3,572)	$(2,845)	$(2,491)	$(12,415)	$(2,531)	$(2,799)	$(2,965)
Net Loss (GAAP)	$(3,971)	$(3,481)	$(4,072)	$(2,527)	$(14,051)	$(2,212)	$(2,501)	$(3,130)
Plus Stock-based compensation	446	567	195	286	1,494	262	379	632
Plus Amortization of internally developed software	864	818	648	654	2,984	624	596	586
Plus Amortization of intangible assets	95	—	—	—	95	—	—	—
Plus Restructuring related expenses	43	—	1,051	82	1,176	3	—	—
Less CARES Act employee retention credit	—	—	—	—	—	(539)	(525)	(546)
Less Capitalization of internally developed software	(540)	(418)	(484)	(427)	(1,869)	(434)	(238)	(362)
Net Loss (Non-GAAP)	$(3,063)	$(2,514)	$(2,662)	$(1,932)	$(10,171)	$(2,296)	$(2,289)	$(2,820)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands, except per share data)	2020	2020	2020	2020	2020	2021	2021	2021
Net Loss (Non-GAAP)	$(3,063)	$(2,514)	$(2,662)	$(1,932)	$(10,171)	$(2,296)	$(2,289)	$(2,820)
Weighted-average shares outstanding, basic and diluted	6,819	6,912	7,017	8,616	7,344	10,300	11,034	14,500
Non-GAAP net loss per common share, basic and diluted	$(0.45)	$(0.36)	$(0.38)	$(0.22)	$(1.38)	$(0.22)	$(0.21)	$(0.19)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2020	2020	2020	2020	2020	2021	2021	2021
Net Loss	$(3,971)	$(3,481)	$(4,072)	$(2,527)	$(14,051)	$(2,212)	$(2,501)	$(3,130)
Depreciation	893	402	366	263	1,924	240	223	207
Amortization of internally developed software	864	818	648	654	2,984	624	596	586
Amortization of intangible assets	95	—	—	—	95	—	—	—
Provision for (benefit from) income taxes	25	(521)	(72)	(143)	(711)	92	(289)	153
Stock-based compensation	446	567	195	286	1,494	262	379	632
CARES Act employee retention credit	—	—	—	—	—	(539)	(525)	(546)
Capitalization of internally developed software	(540)	(418)	(484)	(427)	(1,869)	(434)	(238)	(362)
Restructuring related expenses	43	—	1,051	82	1,176	3	-	-
Other income, net	(469)	(537)	(111)	(416)	(1,533)	(327)	(221)	(298)
Adjusted EBITDA	$(2,614)	$(3,170)	$(2,479)	$(2,228)	$(10,491)	$(2,291)	$(2,576)	$(2,758)